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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 2000

                           DANKA BUSINESS SYSTEMS PLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       UNITED KINGDOM             0-20828              98-0052869
       (STATE OR OTHER           (COMMISSION         (IRS EMPLOYER
       JURISDICTION OF           FILE NUMBER)      IDENTIFICATION NO.)
        INCORPORATION)

            11201 DANKA CIRCLE NORTH
            ST. PETERSBURG, FLORIDA                       33716
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 727-576-6003

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ITEM 5.  OTHER EVENTS.

         On October 12, 2000, Danka Business Systems PLC ("Danka" or the "Company") announced the resignation of Larry K. Switzer as Chief Executive Officer and Director. The Company also announced that Michael B. Gifford would perform the functions of Chief Executive Officer until a permanent replacement is found. In addition, the Company announced that, based upon preliminary indications, its results for the second quarter of fiscal 2001 ended September 30, 2000 would be below analysts' estimates.

         A copy of a press release issued by the Company in connection with the resignation and second quarter earnings update is filed as Exhibit 1 hereto and incorporated herein by this reference.

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ITEM 7.  EXHIBITS.

1. Press Release dated October 12, 2000 by Danka Business Systems PLC announcing the resignation of Larry K. Switzer as Chief Executive Officer and Director and second quarter earnings update.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DANKA BUSINESS SYSTEMS PLC

                                        By: /s/ Keith Nelsen
                                            ---------------------------------
                                            Keith Nelsen
                                            Its: Senior Vice President and
                                                 General Counsel

Dated: October 17, 2000


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